UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2013

QCR Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22208	42-1397595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Seventh Street, Suite 204, Moline, Illinois	61265
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (309) 743-7721

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 31, 2013, Quad City Bank & Trust, a wholly-owned subsidiary of QCR Holdings, Inc. (the "Company"), announced the sale of its credit card portfolio and related credit card servicing to a third party. In connection with the transaction, the Company expects a one-time pre-tax gain, net of transaction-related costs, to the Company of approximately $800,000 that will be realized in the first quarter of 2013. The press release announcing the transaction is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated January 31, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QCR Holdings, Inc. (Registrant)
January 31, 2013 (Date)	/s/ TODD A. GIPPLE Todd A. Gipple Executive Vice President, Chief Operating Officer and Chief Financial Officer